August Investor Meeting Presentation August 25, 2022 Exhibit 99.1

Bill Cobb Chairman & Chief Executive Officer Brian Turcotte Senior Vice President & Chief Financial Officer Matt Davis Vice President Investor Relations & Treasurer Frontdoor Management

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, projected future performance and any statements about Frontdoor’s plans, strategies and prospects. Forward-looking statements can be identified by the use of forward-looking terms such as “believe,” “expect,” “estimate,” “could,” “should,” “intend,” “may,” “plan,” “seek,” “anticipate,” “project,” “will,” “shall,” “would,” “aim,” or other comparable terms. These forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Such risks and uncertainties include, but are not limited to: changes in macroeconomic conditions, including inflation, global supply chain challenges and the persistence of the COVID-19 pandemic, especially as they may affect existing home sales, interest rates, consumer confidence or labor availability; changes in the source and intensity of competition in our market; the success of our business strategies; our ability to attract, retain and maintain positive relations with third-party contractors and vendors; increases in parts, appliance and home system prices, and other operating costs; weakening general economic conditions; weather conditions and seasonality, which may be exacerbated by the physical impacts of climate change; our marketing efforts to increase sales may not be successful or cost-effective; our dependence on our real estate customer acquisition channel for a significant percentage of our sales; our ability to attract and retain key employees; lawsuits, enforcement actions and other claims by third parties or governmental authorities; increases in tariffs or changes to import/export regulations; cybersecurity breaches, disruptions or failures in our technology systems and our failure to protect the security of personal information about our customers; our dependence on labor availability, third-party vendors, including business process outsourcers, and third-party component suppliers; our ability to protect our intellectual property and other material proprietary rights; special risks applicable to operations outside the United States by us or our business process outsource providers; and the effects of our significant indebtedness. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. For a discussion of other important factors that could cause Frontdoor’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this document, you should refer to the risks and uncertainties detailed from time to time in Frontdoor’s periodic reports filed with the SEC, including the disclosure contained in Item 1A. Risk Factors in our 2021 Annual Report on Form 10-K filed with the SEC as such factors may be further updated from time to time in Frontdoor’s periodic filings with the SEC. Except as required by law, Frontdoor does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this presentation or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review Frontdoor’s filings with the Securities and Exchange Commission, which are available from the SEC’s EDGAR database at sec.gov, and via Frontdoor’s website at frontdoorhome.com. Non-GAAP Financial Measures To supplement Frontdoor’s results presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”), Frontdoor has disclosed the non-GAAP financial measures of Adjusted EBITDA, Free Cash Flow, and Unrestricted Cash. We define "Adjusted EBITDA" as net income before: provision for income taxes; interest expense; depreciation and amortization expense; non-cash stock-based compensation expense; loss on extinguishment of debt; restructuring charges; and other non-operating expenses. We define “Free Cash Flow” as net cash provided from operating activities less property additions. Free Cash Flow is not a measurement of our financial performance or liquidity under U.S. GAAP and does not purport to be an alternative to net cash provided from operating activities or any other performance or liquidity measures derived in accordance with U.S. GAAP. We define “Unrestricted Cash” as cash not subject to third-party restrictions. For additional information related to our third-party restrictions, see “Liquidity and Capital Resources — Liquidity” under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2021 Annual Report on Form 10-K filed with the SEC. See the schedules attached hereto for additional information and reconciliations of such non-GAAP financial measures. Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of Frontdoor’s business performance and are useful for period-over-period comparisons of the performance of Frontdoor’s business. While we believe that these non-GAAP financial measures are useful in evaluating our business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with U.S. GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. © 2022 Frontdoor, Inc. All rights reserved. The following terms, which may be used in this presentation, are trademarks of Frontdoor, Inc. and its subsidiaries: Frontdoor®, American Home Shield®, HSA™, OneGuard®, Landmark Home Warranty®, ProConnect®, Streem® and the Frontdoor logo.

Leading provider of home services in the U.S.

Market Leader	Employees & Partners	Customers	Contractors	Future Opportunities
>50 Years of experience	**~2,100** employees	**Nationwide** Coverage	**~17K** contractor firms	**Strong** Demand for Home Services
Wealth of learnings	**Strategic Partners** with all **top ten** real estate brokers in the United States	**2.21M** home service plan customers	**~62K** technicians	**Digital** Transformation in early stages
Digital mindset		**74%** customer retention rate	**~4.6M** service requests annually	**Leader** In home service plan category
Seamless Customer experiences		**73%** customers on autopay	**82%+** of work orders serviced by Preferred Network	
		~70% of revenue from renewals		

frontdoor. Note: As of 12/31/21

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What is a home service plan? How does it work?

ShieldPlatinum™

Covers parts of 23 essential appliances and systems you use every day, plus roof leak repairs, free HVAC Tune-ups and other coverage boosts, and more.

- ✓ Heating and Cooling Systems*
- ✓ Electrical Systems*
- ✓ Plumbing Systems*
- ✓ Kitchen Appliances**
- ✓ Laundry Appliances**
- ✓ Roof Leak Repairs
- ✓ FREE HVAC Tune-up
- ✓ Coverage Boosts

1. Customer chooses coverage and plan and pays monthly or annual fee
2. Covered item breaks



3. Customer requests service & pays Service Fee



4. We assign a pro
5. We pay pro for covered expenses



*ShieldSilver™ helps protect parts of 14 major systems that keep your home running.
**ShieldGold™ covers parts of 23 essential appliances and systems you use every day.

frontdoor

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Steady Work Volume throughout the year, not just during peak months Access To FTDR expansive supply and parts networks Paid Jobs Not just leads that may not covert to revenue Customer Experience Opportunities to up-sell; additional business Budget Protection Guard against the high cost of repairs and replacements Convenience Access to a pre-qualified network of repair contractors Peace of Mind Having a plan for unexpected but inevitable repairs Guarantee Job will get completed and we stand behind the work Contractors Customers Frontdoor offers a strong value proposition

Diversified, highly visible revenue streams with scale (1) Home service plan revenue only Source: 2021 data from company filings and management reports Revenue(1) mix by channel Customer Payment Method More customers in a local market Ability to negotiate annual volume discounts with contractors More dispatches from those customers Gross margin to invest in growth 1 2 3 4 Virtuous Flywheel

Short-Term Challenges Long-Term Opportunities Frontdoor Goal Historically challenging macroeconomic environment Rapid increase in contractor-related costs Record low home inventory impacting real estate channel Demand for home services continues to grow Industry in early stages of digital transformation Leader in home service plan category Expand market opportunities for both our recurring revenue home service plan business and on-demand offering

Moving Quickly to Improve Execution Undertaking comprehensive SG&A review SG&A Rebuilding core home service plan business Core Reorganized go-to-market structure Organization Working to address rapid increase in inflation COGS

Comprehensive Operating Review Reinventing how we interact with customers, contractors and partners Focus on the Customer & Brand Digital-first mentality Simplify Business

Reorganized Go-to-Market Structure Chief Sales Officer Jes Fields SVP & GM of Product Increased focus, improved consistency and accountability across sales funnel Chief Sales Officer Chief Marketing Officer Kathy Collins Jes Fields Raj Midha

Real Estate Channel Update – July trends Source: National Association of Realtors Frontdoor continues to be impacted by historically challenging real estate market Existing home sales declined over 20% in July vs prior year Home inventory mixed as supply of homes increased to 3.3 months but days on market remains at 14 days – a record low Frontdoor believes the real estate market has already entered a period of transition

Direct-to-Consumer Channel Update Sales Units Volume has deteriorated vs expectations due to difficult market environment and fundamental demand generation issues Trend more noticeable early in 2022 as “top of the funnel” marketing efficiency declined DTC volume is expected to decline ~3% in Q3 and ~10% in Q4 Taking aggressive action by changing go-to-market leaders, improving branding, products and execution while improving value proposition Pricing / Mix Shift DTC price / mix benefit declining: Mid-teens in H1 2022; ~10% in H2 2022: Defaulting to Gold vs Platinum earlier in 2022 to improve conversion & COGS Moved default trade service fee to $125 from $100 to mitigate claims costs; also pushes down realized price Lapping benefit of platinum mix shift that started in early 2021 Targeting mid-single digit price increase for 2022 (end 2022 vs 2021) Equivalent basis (absent mix shift), price increase would be above 10%

Pricing and Unit Update Pricing Targeting 12-13% overall price increase in 2022 to combat rising inflation Determined to stage price increases to minimize churn based on prior learnings The larger the price increase, the more elastic our customers become The DTC and real estate channels are more price sensitive – especially given the challenging market conditions While we have raised prices significantly, it takes time to roll through our financials Expect more benefit from 2022 price increases to occur in 2023 Units 2022 ending customer count to decline ~5% Targeting ~320k DTC customers at the end of 2022, a ~7% decline Targeting ~255k real estate customers at the end of 2022, a ~30% decline Targeting ~1.5M renewal customers at the end of 2022, a ~1% increase

Q&A For more information please visit our website: frontdoorhome.com